RCC
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EXHIBIT 10.21

RCC Ltd.
Zelgliweg 1
4452 ltingen
Switzerland
Phone     +41 61 975 11 11
Fax          +41 61 971 52 84

STUDY CONTRACT

between

ImVisioN GmbH, Prof. Dr. Horst Rose
Feodor-Lynen-Strasse 5, 30625 Hannover/Germany

________________________________________________________________________________________________
(in the following referred to as the Client)

Contact Person: Prof. Dr. Stefan W. Hockertz, tpi Consult GmbH, Seelze / Germany

and

RCC Ltd, CH-4452 ltingen/BL, Switzerland
________________________________________________________________________________________________
(in the following referred to as the RCC)

Contact Person for this Contract at RCC: Dr. Rai Blumbach

RCC Study Number: A99270 of October 18, 2006

Test item name: IVN 201

The contracted studies will (where applicable) be carried out in accordance with the respective guidelines and in conformity with the principles for “Good Laboratory Practices” (GLP).

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Contracted Studies

The Client herewith commissions the following studies to RCC.

RCC Study Number A99270

57-day Toxicity Study, intranodal, mouse, Pharmaceuticals
Scientific Contact: Dr. Kai Blumbach

Study Outline

Number of animals	80 mice,4 groups of 10/10 for toxicity testing
40 mice,4 groups of 5/5 for immunotoxicity testing
50 mice, group 4 with 19/19 mice and group 1 with 6/6 mice for toxicokinetics/exposure check
Accommodation	Individual housing
Acclimatization	At least 5 days, usually 7 days
Administration	Intranodal, every two weeks, 5 times points
Mortality	Twice daily
Clinical signs	Daily cage-side clinical observations (twice on days 1-3 and once on days 4-56
Food consumption	Weekly
Body weight	Weekly
Toxicokinetics	Group 1 (control):
3 samples/sex, 2 intervals/day in weeks 1 and 8
Group 4:
3 samples/sex, 5 intervals/day in weeks 1 and 8 and
4 samples/sex, 1 interval/day in weeks 1 and 8
Number of samples: 100
Number of TK-curves: 4 (the control group will be used f or exposure check only, no curves will be evaluated)
Clinical pathology	Hematology (5/5 animals per dose), clinical biochemistry (5/5 animals per dose) and urinalysis (pooled urine samples from 5/5 animals per dose) in all toxicity testing animals after week 6 and at necropsy.
Pathology	Necropsy (all toxicity testing animals), organ weights (according to guidelines). Histopathology examination of the collected organs/tissues in all animals of groups 1 and 4 and in all animals, which were sacrificed or died spontaneously during the study. All gross lesions of all animals will be evaluated histopathologically. Necropsy of all toxicokinetics animals, samples of liver, spleen, lymph nodes, brain, kidneys, lungs and bone marrow will be frozen in liquid nitrogen and sent to the sponsor on dry ice),
GLP	Fully GLP compliant
Price of the Study	€ 155'000.--

RCC Study A99270 of October 18, 2006 / bon	2/5
1359073.1

RCC
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General

The prices do not include VAT and are applicable for test items where common safety precautions and treatments are sufficient.

Schedule

The studies will be planned individually and initiated after receipt of the signed study contract, the test item and all necessary test item information (Data Sheet, analytical method etc.)

Capacity Reservation

RCC reserves herewith the necessary capacity for the above mentioned studies. The Client will provide the test item and the necessary test item information on time.

Terms of Payment

50% at start of the study
40% on delivery of the draft report
10% plus final account on delivery of the final report or latest eight weeks after delivery of the draft report.

Invoice Address

ImVisioN GmbH Prof.
Dr. Horst Rose
Feodor-Lynen-Strasse 5
30625 Hannover
Germany

Standard Conditions

The Standard Conditions of RCC form an integral part of this study contract.

RCC Ltd		For the Client

/s/ Dr. Kai Blumbach	/s/ Dr. Kerstin Broich	/s/ Prof. Dr. Horst Rose
Dr. Kai Blumbach	Dr. Kerstin Broich	Prof. Dr. Horst Rose
Head of Subchronic	Study Director
Rodent Toxicology	Rodent Toxicology

Date: October 18, 2006		Date: 31 Oct. 2006

RCC Study A99270 of October 18, 2006 / bon	3/5
1359073.1